Goodwill and Acquired Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill and Acquired Intangible Assets
5.	Goodwill and Acquired Intangible Assets

Goodwill

All acquisitions must be assigned to a reporting unit or units. A reporting unit is the same as, or one level below, an operating segment. We have four reportable segments: Consumer Lending, Business Services, FFELP Loans and Other. The following table summarizes our goodwill, accumulated impairments and net goodwill for our reporting units and reportable segments.

	As of December 31, 2013			As of December 31, 2012
(Dollars in millions)	Gross	Accumulated Impairments	Net	Gross	Accumulated Impairments	Net
Total FFELP Loans reportable segment	$194	$(4)	$190	$194	$(4)	$190
Total Consumer Lending reportable segment	147	—	147	147	—	147
Business Services reportable segment:
Servicing	50	—	50	50	—	50
Contingency Services	136	(129)	7	136	(129)	7
Wind-down Guarantor Servicing	256	(256)	—	256	(256)	—
Insurance Services	9	(9)	—	9	(9)	—
Upromise	43	(43)	—	140	(140)	—

Total Business Services reportable segment	494	(437)	57	591	(534)	57

Total	$835	$(441)	$394	$932	$(538)	$394

Goodwill Impairment Testing

We perform our goodwill impairment testing annually in the fourth quarter as of October 1. No goodwill was deemed impaired in 2013. As part of the 2013 annual impairment testing, we retained a third-party appraisal firm to assist in the valuations required to perform Step 1 impairment testing. The income approach was the primary approach used to estimate the fair value of each reporting unit.

The income approach measures the value of each reporting unit’s future economic benefit determined by its discounted cash flows derived from our projections plus an assumed terminal growth rate adjusted for what we believe a market participant would assume in an acquisition. These projections are generally five-year projections that reflect the anticipated cash flow fluctuations of the respective reporting units. If a component of a reporting unit is winding down or is assumed to wind down, the projections extend through the anticipated wind-down period and no residual value is ascribed.

Under our guidance, the third-party appraisal firm developed the discount rate for each reporting unit incorporating such factors as the risk free rate, a market rate of return, a measure of volatility (Beta) and a company-specific and capital markets risk premium, as appropriate, to adjust for volatility and uncertainty in the economy and to capture specific risk related to the respective reporting units. We considered whether an asset sale or an equity sale would be the most likely sale structure for each reporting unit and valued each reporting unit based on the more likely hypothetical scenario.

The discount rates reflect market-based estimates of capital costs and are adjusted for our assessment of a market participant’s view with respect to execution, source concentration and other risks associated with the projected cash flows of individual reporting units. We reviewed and approved the discount rates provided by the third-party appraiser including the factors incorporated to develop the discount rates for each reporting unit.

We and the third-party appraisal firm also considered a market approach for each reporting unit. Market-based multiples for comparable publicly traded companies and similar transactions were evaluated as an indicator of the value of the reporting units to assess the reasonableness of the estimated fair value derived from the income approach.

The following table illustrates the carrying value of equity for each reporting unit with remaining goodwill as of December 31, 2013, and the percentage by which the estimated fair value determined in conjunction with Step 1 impairment testing in the fourth quarter of 2013 exceeds the carrying value of equity.

(Dollars in millions)	Carrying Value of Equity	% of Fair Value in Excess of Carrying Value
FFELP Loans	$930	202%
Consumer Lending	4,335	80%
Servicing	137	966%
Contingency Services	53	193%

We acknowledge that continued weakness in the economy coupled with changes in legislation and the regulatory environment could adversely affect the operating results of our reporting units. If the forecasted performance of our reporting units is not achieved, or if our stock price declines resulting in deterioration in our total market capitalization, the fair value of one or more of the reporting units could be significantly reduced, and we may be required to record a charge, which could be material, for an impairment of goodwill.

To assess impairment for the FFELP, Consumer Lending, and Servicing reporting units at October 1, 2012 and 2011, we assessed relevant qualitative factors to determine whether it was “more-likely-than-not” that the fair value of an individual reporting unit was less than its carrying value. These qualitative factors included consideration of the significant amount of excess fair value over the carrying values of these reporting units as of October 1, 2010 when we performed a Step 1 goodwill impairment test and engaged an appraisal firm to estimate the fair values of these reporting units, the current legislative environment, our stock price during 2012 and 2011, market capitalization and EPS results as well as significant reductions in our operating expenses. After assessing these relevant qualitative factors, we determined that it was more-likely-than-not that the fair values of these reporting units exceeded their carrying amounts.

During 2012, we finalized the purchase accounting for a Contingency Services acquisition that resulted in goodwill. We performed Step 1 impairment testing for the Contingency Services reporting unit as of October 1, 2012, resulting in no indicated impairment.

Acquired Intangible Assets

Acquired intangible assets include the following:

	As of December 31, 2013			As of December 31, 2012
(Dollars in millions)	Cost Basis(1)	Accumulated Impairment and Amortization(1)	Net	Cost Basis(1)	Accumulated Impairment and Amortization(1)	Net
Intangible assets subject to amortization:
Customer, services and lending relationships	$278	$(261)	$17	$303	$(270)	$33
Software and technology	79	(79)	—	93	(93)	—
Tradenames and trademarks	34	(21)	13	54	(34)	20

Total acquired intangible assets	$391	$(361)	$30	$450	$(397)	$53

(1)

Accumulated impairment and amortization includes impairment amounts only if the acquired intangible asset has been deemed partially impaired. When an acquired intangible asset is considered fully impaired, and no longer in use, the cost basis and any accumulated amortization related to the asset is written off.

(2)	Intangible assets not subject to amortization include tradenames and trademarks totaling $6 million and $10 million, net of accumulated impairment as of December 31, 2013 and 2012, respectively.

We recorded amortization of acquired intangible assets from continuing operations totaling $13 million, $18 million, and $21 million in 2013, 2012 and 2011, respectively. We will continue to amortize our intangible assets with definite useful lives over their remaining estimated useful lives. We estimate amortization expense associated with these intangible assets will be $9 million, $7 million, $5 million, $2 million and $2 million in 2014, 2015, 2016, 2017 and 2018, respectively.